The Gold Bullion Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2020

Principal Amount ($)				Interest Rate	Maturity	Value
		AGENCY BOND - 1.1%
		SOVEIRGN - 1.1%
1,000,000		Federal Home Loan Mortgage Corp.		1.8500%	11/21/2022	$ 1,001,845
		TOTAL AGENCY BOND (Cost - $1,000,000)

		BONDS & NOTES - 4.0%
		AGRICULTURE - 0.5%
500,000		Philip Morris International, Inc.		1.8750	2/25/2021	497,847

		BANKS - 1.6%
500,000		Citigroup, Inc.		2.7000	3/30/2021	502,250
287,000		Citizens Bank NA/Providence RI		2.2000	5/26/2020	286,532
250,000		National Australia Bank Ltd./New York		2.5000	1/12/2021	250,207
250,000		National Australia Bank Ltd./New York		2.6250	7/23/2020	250,453
250,000		Santander UK Group Holdings PLC		3.1250	1/8/2021	249,510
						1,538,952
		ELECTRIC - 0.3%
250,000		Edison International		2.1250	4/15/2020	249,691

		ELECTRONICS - 0.3%
250,000		Amphenol Corp.		2.2000	4/1/2020	250,000

		PHARMACEUTICALS - 0.8%
500,000		AbbVie, Inc.		2.3000	5/14/2021	501,749
250,000		AstraZeneca PLC		2.3750	11/16/2020	249,417
						751,166
		TELECOMMUNICATIONS - 0.5%
500,000		Cisco Systems, Inc.		2.2000	2/28/2021	502,393

		TOTAL BONDS & NOTES (Cost - $3,780,028)				3,790,049

The Gold Bullion Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2020

Principal Amount ($)				Interest Rate	Maturity	Value
		CERTIFICATES OF DEPOSITS - 22.5%
		BANKS - 22.2%
250,000		American Express Bank FSB		1.9500%	8/31/2020	$ 250,982
1,000,000		Bank Hapoalim BM/New York NY		1.7000	1/29/2021	1,004,679
1,000,000		Bank of Baroda/New York NY		1.7000	1/29/2021	1,004,679
250,000		Barclays Bank Delaware		1.9500	9/21/2020	251,104
500,000		Beacon Credit Union/VA		2.4500	6/12/2020	501,510
1,000,000		BMO Harris Bank NA		1.7500	2/27/2023	1,002,938
250,000		Capital One NA		1.9000	6/15/2020	250,492
250,000		Citibank NA		2.7500	5/4/2020	250,426
500,000		ConnectOne Bank		2.2000	12/28/2020	504,124
250,000		Discover Bank		1.9000	8/10/2020	250,813
500,000		Flagstar Bank FSB		1.7500	11/15/2021	503,622
1,000,000		Goldman Sachs Bank USA/New York NY		1.8000	1/30/2023	1,010,559
1,000,000		Lafayette Federal Credit Union		1.7000	5/21/2021	1,005,110
700,000		Medallion Bank/Salt Lake City UT		2.3000	1/26/2021	706,686
1,000,000		Merchants Bank of Indiana		1.6500	5/20/2020	1,000,984
500,000		Morgan Stanley Bank NA		1.7000	2/22/2022	503,505
500,000		Morgan Stanley Bank NA		2.3000	1/11/2021	504,628
1,500,000		Morgan Stanley Private Bank NA		1.7500	2/7/2022	1,511,772
700,000		Morton Community Bank		2.2000	2/2/2021	706,170
1,000,000		Safra National Bank of New York		1.6000	2/11/2021	1,003,833
1,000,000		Sallie Mae Bank		1.7000	2/14/2022	1,006,970
250,000		Stearns Bank NA		1.6000	4/21/2020	250,097
1,000,000		TBK Bank SSB		1.6000	2/25/2021	1,003,805
250,000		TIAA FSB		1.8000	6/15/2020	250,439
250,000		UBS Bank USA		2.8000	6/15/2020	250,956
1,000,000		USAlliance Federal Credit Union		1.9000	11/28/2022	1,005,539
1,000,000		Wells Fargo Bank NA		2.0000	11/29/2022	1,006,239
1,000,000		Wells Fargo National Bank West		1.9000	1/30/2023	1,013,362
250,000		WEX Bank		3.0000	10/13/2020	252,608
1,000,000		Zions Bancorp NA		1.6500	5/18/2021	1,004,503
						20,773,134

Principal Amount ($)				Interest Rate	Maturity
		SAVINGS & LOANS - 0.3%
250,000		Third Federal Savings & Loan Assosication of Cleveland		1.9000%	9/15/2020	251,011

		TOTAL CERTIFICATES OF DEPOSITS (Cost - $20,899,130)				21,024,145

The Gold Bullion Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2020

Shares		EXCHANGE TRADED FUNDS - 35.5%				Value
		COMMODITY FUND - 0.8%
4,960		SPDR Gold Shares (a) *				734,328

		DEBT FUNDS - 34.7%
168,600		Invesco BulletShares 2020 Corporate Bond ETF				3,542,286
169,700		Invesco BulletShares 2021 Corporate Bond ETF				3,558,609
168,800		Invesco BulletShares 2022 Corporate Bond ETF				3,575,184
171,800		Invesco BulletShares 2023 Corporate Bond ETF				3,560,555
72,300		Invesco Ultra Short Duration ETF				3,565,113
34,600		iShares Short Maturity Bond ETF				1,677,754
68,200		iShares Short-Term Corporate Bond ETF				3,570,952
36,100		PIMCO Enhanced Short Maturity Active ETF				3,573,178
117,500		SPDR Portfolio Short Term Corporate Bond ETF				3,554,375
58,000		SPDR SSgA Ultra Short Term Bond ETF				2,259,100
						32,437,106

		TOTAL EXCHANGE TRADED FUNDS (Cost - $33,621,728)				33,171,434

		SHORT-TERM INVESTMENTS - 33.3%
		MONEY MARKET FUNDS - 33.3%
21,493,993		Fidelity Investments Money Market Funds - Government Portfolio - Class I 0.30% (b)				21,493,993
9,628,930		First American Government Obligations Fund - Class Z 0.39% (a,b)				9,628,930
		TOTAL SHORT-TERM INVESTMENTS (Cost - $31,122,923)				31,122,923

		TOTAL INVESTMENTS - 96.4% (Cost - $90,423,809)				$ 90,110,396
		OTHER ASSETS LESS LIABILITIES - 3.6%				3,335,873
		NET ASSETS - 100.0%				$ 93,446,269

		ETF - Exchange Traded Funds
		PLC - Public Limited Company
	*	Non-Income producing investment.
	(b)	Money market fund; interest rate reflects seven-day effective yield on March 31, 2020.

		FUTURES CONTRACTS
		OPEN LONG FUTURES CONTRACTS
Number of					Notional Value at	Net Unrealized
Contracts		Issue	Exchange	Expiration	March 31, 2020	(Depreciation) (c)
585		Gold 100oz Futures (a)	NY Comex	June-20	$ 93,085,200	$ (4,071,657)

	(a)	All or part of this instrument is a holding of GBSF Fund Limited.
	(c)	Amount subject to commodity risk exposure.

The Gold Bullion Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2020

The following is a summary of significant accounting policies followed by The Gold Bullion Strategy Fund ("Fund") in preparation of its Consolidated Portfolio of Investments. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies" including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – The Fund will calculate its daily net asset value ("NAV") per share at the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the NYSE is open. As a result of calculating the Fund's NAV per share as of the NYSE Close, Fund securities will be valued each day at the last quoted sales price on each security's primary exchange, and securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations were readily available and not subject to restrictions against resale will be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean of the current bid and ask on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ price. Futures and options on futures are valued at the final settled price or, in the absence of a settled price, at the last bid price on the day of valuation. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

GBSF Fund Ltd. (“CFC”) is a wholly-owned and controlled foreign subsidiary of the Fund that can invest in Gold-bullion related exchange traded funds (“ETFs”), exchange traded notes (“ETNs”), physical gold bullion and derivatives. See “Consolidation of Subsidiaries” for additional information.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair r market value as determined using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The fair value team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).

The Gold Bullion Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2020

If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Gold Bullion Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2020
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2020 for the Fund’s assets and liabilities measured at fair value:
Assets *	Level 1	Level 2	Level 3	Total
Investment
Agency Bond	$ -	$ 1,001,845	$ -	$ 1,001,845
Bonds & Notes	-	3,790,049	-	3,790,049
Cerificates of Deposit	-	21,024,145	-	21,024,145
Exchange Traded Funds	33,171,434	-	-	33,171,434
Short-Term Investments	31,122,923	-	-	31,122,923
Total Investments	$ 64,294,357	$ 25,816,039	$ -	$ 90,110,396
Liabilities *
Derivatives:
Futures Contracts	$ (4,071,657)	$ -	$ -	$ (4,071,657)
Total Assets	$ 60,222,700	$ 25,816,039	$ -	$ 86,038,739

* Refer to the Consolidated Portfolio of Investments for industry classifications.
The Fund did not hold any Level 3 securities during the period.

Consolidation of Subsidiaries – The consolidated portfolio of investments of the Fund includes the investments of GBSF Ltd. ("CFC"), a wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. The Fund may invest up to 25% of its total assets in GBSF Ltd., which acts as an investment vehicle in order to affect certain investments consistent with the Fund’s investment objectives and policies. The subsidiary commenced operations on July 9, 2013 and is an exempted Cayman Islands company with limited liability.

A summary of the Fund's investments in the CFC is as follows:

	Inception Date	GBSF Ltd. Net Assets at March 31, 2020	% of Net Assets at March 31, 2020
GBSF Ltd.	7/9/2013	$ 13,933,312	14.91%

Futures Contracts – The Fund is subject to commodity risk in the normal course of pursuing its investment objective. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. At March 31, 2020, the unrealized depreciation on future contracts amounted to $4,071,657, such depreciation was subject to commodity risk.

Commodity Risk - The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. Commodity interest contracts are typically traded on margin. This means that a small amount of capital can be used to invest in contracts of much greater total value. The resulting leverage means that a relatively small change in the market price of a contract can produce a substantial loss. Like other leveraged investments, any purchase or sale of a contract may result in losses in excess of the amount invested in that contract. The Subsidiary may lose more than its initial margin deposits on a trade but the Fund will hold an allocation to cash that is equal to the amount of any leverage created by the use of minimum margin in the Subsidiary. As such, while the Subsidiary may lose more than its initial margin deposit, cash or cash equivalents will be available to move into the Subsidiary to support the trade.
The derivative instruments as of March 31, 2020 as disclosed in the Consolidated Portfolio of Investments serve as indicators of the volume of derivative activity for the Fund.

Principal Investment Risk – As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks apply to the Fund through its direct investments as well as indirectly through investments in Underlying Funds and the subsidiary (GBSF Ltd.).

General Market Risk. The risk that the value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the commodities and/or securities market generally.
Mutual Fund and ETN Risk: Mutual funds and exchange traded notes are subject to investment advisory or management and other expenses, which will be indirectly paid by the Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.
The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at March 31, 2020, were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
$ 90,448,360	$ 140,030	$ (477,994)	$ (337,964)